244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content September 2026 Investor Presentation

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes . This presentation contains, and our responses to various questions from investors may include, “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward -looking statements in this presentation include, among others, statements about our plans, strategies, or other future events, the outlook related to macroeconomic factors and general economic uncertainty and a potential contraction in the U.S. or global economy or low levels of economic growth, including such effects on the demand for travel, transient and group business, capital expenditures, timing of renovations, financial performance, prospects or future events . Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain . As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements . In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “outlook,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions . Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain . These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements . Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”) . These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements . Other unknown or unpredictable factors also could harm our results . All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward -looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements . On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp . (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust , and enable the Company to qualify as a REIT for federal income tax purposes . Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia . Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including Marriott International, Inc., Hyatt Corporation, Kimpton Hotel & Restaurant Group, LLC, Fairmont Hotels & Resorts, Inc., Loews Hotels, Inc. and Hilton Worldwide Inc. or their respective parents, subsidiaries or affiliates ("Brand Companies") . In the event that any of our management agreements or franchise agreements with the Brand Companies are terminated for any reason, the use of all applicable trademarks and service marks owned by the Brand Companies will cease at the hotel where the management agreement or franchise agreement was terminated ; all signs and materials bearing the marks and other indicia connecting the hotel to the Brand Companies will be removed (at our expense) . This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted FFO, and Adjusted FFO per diluted share. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results . Therefore, non-GAAP measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP . The Company’s presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other organizations, as such measures may not be calculated in the same manner. See the earnings release dated July 30, 2026 and other filings for reconciliations of Non-GAAP measures to net income (loss) on a consolidated GAAP basis for all periods presented . This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company . Unless as specifically noted otherwise, all information is as of September 14, 2026 . 1 Forward-Looking Statements

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Royal Palms Resort & Spa, The Unbound Collection by Hyatt – Phoenix, AZ INVESTMENT HIGHLIGHTS 2 Diverse & High -Quality Portfolio 29 luxury and upper -upscale hotels and resorts primarily in Top 25 markets and key leisure destinations Strong Balance Sheet & Favorable Outlook Flexible and conservative balance sheet supports outlook Capital Projects Driving Growth Grand Hyatt Scottsdale Experienced Management Leadership team with extensive track record in hospitality I VESTMENT HIGHLIGHTS Royal P lms Re ort & Spa, The Unbound Collection by Hyatt – Phoenix, AZ

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Park Hyatt Aviara Resort, Golf Club & Spa – Carlsbad, CA 3 Portfolio Overview Hyatt Regency Grand Cypress – Orlando, FL

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Autograph Collection Marriott Renaissance The Ritz -Carlton Westin W Andaz Grand Hyatt Hyatt Centric Hyatt Regency Park Hyatt The Unbound Collection by Hyatt Portfolio Composition Portfolio Characteristics Diversified Branding 1 Key Portfolio Statistics 2 • Focused on Uniquely Positioned Luxury and Upper Upscale Hotels & Resorts • Primarily located in Top 25 U.S. Lodging Markets and Key Leisure Destinations • 100% Luxury and Upper Upscale Properties • 100% Brand Affiliated • Balanced Demand Segments (Group, Leisure and Business Transient) 29 Hotels 14 States 22 Markets 16 Brands 8,783 Rooms Marriott Dallas DowntownHyatt Regency Grand CypressWaldorf Astoria Atlanta Buckhead W Nashville 4 1. By room count. 2. Portfolio is as of September 14, 2026. 48% 39% 6% 3% 2%2%

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content 5 Hotels and resorts located across 22 unique lodging markets including: • The Sunbelt • Key leisure destinations • Select gateway markets • Markets with limited near -term supply growth Geographic Diversification Orlando, FL: 17% Houston, TX: 14% San Diego, CA: 8% Atlanta, GA: 8% Nashville, TN: 5% San Francisco / San Mateo, CA: 5% Phoenix, AZ: 11% 1. Note: Orange indicates Xenia market with 5% or greater of full -year 2025 Same -Property Hotel EBITDA as of December 31, 2025. "Sa me-Property" Hotel EBITDA includes all hotels owned as of September 14, 2026.

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content 6 SIGNIFICANT CONTRIBUTIONS FROM BUSINESS TRANSIENT AND/OR GROUP SIGNIFICANT CONTRIBUTIONS FROM LEISURE ESTIMATED HISTORICAL DEMAND MIX1 • Andaz Napa • Andaz San Diego • Andaz Savannah • Grand Bohemian Hotel Charleston, Autograph Collection • Grand Hyatt Scottsdale Resort • Hotel Orielle, Autograph Collection • Hyatt Centric Key West Resort & Spa • Hyatt Regency Grand Cypress • Kimpton Canary Hotel Santa Barbara • Royal Palms Resort & Spa • W Nashville • Fairmont Pittsburgh • Grand Hyatt Scottsdale Resort • Hotel Beauden, Autograph Collection • Hyatt Regency Grand Cypress • Hyatt Regency Portland at the Oregon Convention Center • Hyatt Regency Santa Clara • Marriott Dallas Downtown • Marriott San Francisco Airport Waterfront • Park Hyatt Aviara Resort, Golf Club & Spa • Renaissance Atlanta Waverly Hotel & Convention Center • The Ritz -Carlton, Denver • The Ritz -Carlton, Pentagon City • W Nashville • Westin Galleria Houston & Westin Oaks Houston at the Galleria Well-Positioned Portfolio, Approximately 75% Business Transient and Group Mix 1. "Same-Property" Hotel EBITDA includes all hotels owned as of September 14, 2026. Demand Segment Diversification Grand Hyatt Scottsdale Resort – Scottsdale, AZ Business Transient <40% Group >35% Leisure Transient ~25%

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content • Superior revenue channels • Proven guest loyalty programs • Strength of marketing and advertising platforms and sustainability initiatives • Advanced technology infrastructure which allows for rapid implementation of mobile check -in and other initiatives • Most innovative changes to operating models 7 All Properties are Brand Affiliated Aligned with High Quality Brands Aligned with best -in-class hotel brands that provide a relevant “Brand Promise” to consumers Advantages of Branded Hotels

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Portfolio Evolution Toward Higher Quality 8 Strategic capital allocation over past twelve years delivers superior portfolio ’14- ’19 CAGR ’21- ’25 CAGR Same - Property RevPAR $135.76 $144.92 $152.46 $159.90 $165.27 $171.32 +4.8% $110.80 $166.08 $169.46 $172.47 $181.97 +13.2% 20141 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Since Listing2 Acquisitions 3 Hotels 3 $245M 1 Hotel $136M 4 Hotels $615M 4 Hotels 4 $354M 1 Hotel $190M - - 1 Hotel $329M - - - - 14 Hotels $1.9B Dispositions 1 Hotel $137M 9 Hotels $290M 7 Hotels $212M 3 Hotels $420M 2 Hotels $62M 4 Hotels $391M 1 Hotel $5M 3 Hotels $134M - 1 Hotel $30M 1 Hotel $111M 1 Hotel $11M 33 Hotels $1.8B 1. Results prior to Company’s spin from its former parent company and subsequent listing on the NYSE. 2. Xenia Hotels & Resorts listing date was February 4, 2015. 3. Excludes Grand Bohemian Hotel Charleston, Autograph Collection and Grand Bohemian Hotel Mountain Brook, Autograph Collection (development projects). 4. Excludes purchase of remaining joint venture interests in Grand Bohemian Hotel Charleston, Autograph Collection and Grand Boh emian Hotel Mountain Brook, Autograph Collection and the free-standing restaurant at Waldorf Astoria Atlanta Buckhead.

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Top Markets 1. Ranked by "Same -Property" Hotel EBITDA which includes all hotels owned as of September 14, 2026 . 2. As defined in 2019 year-end earnings release. Non-comparable portfolios year over year. 3. As defined by STR, Inc. 9 FY 2025 1 FY 20192 Market3 State Hotel EBITDA (%) Hotel EBITDA (%) Orlando FL 17% 10% Houston TX 14% 10% Phoenix AZ 11% 9% San Diego CA 8% 4% Atlanta GA 8% 5% Nashville TN 5% - San Francisco/San Mateo CA 5% 8% Florida Keys FL 4% 3% Dallas TX 4% 8% San Jose/Santa Cruz CA 3% 6% Top 10 Market Totals 79% 63% Long -Term Growth Potential Across Key Markets Boston MA - 6% California Wine Country CA 2% 6% R o ya l P a lm s R eso rt & Sp a , Th e U n b o u n d C o llectio n b y H ya tt – P h o en ix, A Z

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Strong Portfolio Attributes Diverse collection of properties, driven primarily by group and business transient • Demand mix: <65% Transient (majority business), >35% group • Revenue mix: 55% rooms, 45% F&B and other Superior top 5 market mix (2025) • Top five markets: Orlando, Houston, Phoenix, San Diego, Atlanta • Represents approximately 58% of Hotel EBITDA 1 • Sunbelt focus • Phoenix again a top market as Grand Hyatt Scottsdale continues to ramp Favorable mix of urban and non -urban exposure • Healthy exposure to urban recovery with continued positive trends in urban markets across the U.S. • Significant recovery potential in markets such as San Francisco/San Mateo and San Jose/Santa Cruz 2 Higher mix of luxury and upper upscale hotels • 100% luxury and upper upscale hotels • 33% luxury (by room count) • 67% upper upscale (by room count) • Continued recovery and favorable new supply outlook 10 1. "Same -Property" Hotel EBITDA includes all hotels owned as of September 14, 2026 . 2. As defined by STR, Inc. The Ritz -Carlton, Denver Hyatt Centric Key West Resort & Spa Andaz Napa Hyatt Regency Portland at the Oregon Convention Center

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content W Nashville – Nashville, TN 11 Strong Balance Sheet & Favorable Outlook

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Liquidity Debt MixDebt Summary Unrestricted Cash 1 Line of Credit Availability 2 Total Liquidity ~$112M $500M ~$612M Rate Type Rate Maturity Balance as of 6/30/26 Mortgage Loans Marriott San Francisco Airport Fixed 4.63% 5/1/2027 102.6 Andaz Napa Hedged 5.72% 1/19/2028 42.0 Total Mortgage Loans 4.95% $ 144.6 Corporate Credit Facilities Term Loan Variable 5.29% 11/3/2028 225.0 Term Loan Variable 5.29% 11/3/2028 100.0 Line of Credit Variable 5.29% 11/3/2028 - Total Corporate Credit Facilities 5.29% $ 325.0 Senior Notes (2029) Fixed 4.88% 6/1/2029 500.0 Senior Notes (2030) Fixed 6.63% 5/15/2030 400.0 Total Bonds 5.66% $ 900.0 Total Debt 5.49% $ 1,369.6 12 Note: $ in millions 1. Approximate, including hotel -level working capital. 2. Undrawn $500 million LOC. Balance Sheet Overview As of June 30, 2026 Rating Agencies B1 / STABLE Ratings / Outlook Moody’s B+ / STABLE Ratings / Outlook S&P 11% 24% 65% $900M Senior Notes $145M Property Level Debt $325M Term Loans $1.37B Total Debt

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content 13 Debt Maturity Profile ~4.8x Leverage Ratio 76% Fixed or Hedged 93% Unencumbered Portfolio Leverage 1 Healthy Balance of Fixed vs. Floating Unencumbered Asset Base 2 Conservative balance sheet leverage with continued strengthening expected Optimal balance of fixed and floating debt 27 of our 29 hotels are unencumbered of secured debt, thereby providing additional flexibility Balance Sheet Overview Note: $ in millions 1. Per credit facility definition 2. Excludes Kimpton RiverPlace Hotel which was sold in July 2026. $325 As of June 30, 2026 $103 $42 $325 $500 $500 $400 2026 2027 2028 2029 2030 Mortgages Term Loan LOC Availability Senior Notes Park Hyatt Aviara Resort, Golf Club & Spa – Carlsbad, CA

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Increased Full-Year Outlook (As of July 30, 2026) 14 • Disruption due to renovations is expected to negatively impact Adjusted EBITDAre and Adjusted FFO by approximately $1 million • General and administrative expense of approximately $25M, excluding non -cash share -based compensation • Interest expense of approximately $78M, excluding non -cash loan related costs • Income tax expense of approximately $2M • 95.7M weighted -average diluted shares/units Additional FY 2026 Guidance as of July 30, 2026: 1. Guidance provided as of July 30 , 2026 . 2. Guidance provided as of May 1, 2026 . 3. May 1, 2026 guidance based upon Same -Property (30 Hotel) portfolio, including Kimpton RiverPlace Hotel. Net Income (loss) Same -Property RevPAR Change (vs. 2025) 3 Same -Property Total RevPAR Change (vs. 2025) 3 Adjusted EBITDAre Adjusted FFO Adjusted FFO per Diluted Share Capital Expenditures $ in millions, except per share amounts FY 2026 Guidance1 (As of July 30, 2026) Low $(6) $6 $24 $40 $(32) 4.75% 6.25% 2.75% 5.25% 1.50% 5.00% 6.50% 3.75% 6.25% 0.75% $267 $279 $258 $274 $7 $187 $199 $178 $194 $7 $1.96 $2.08 $1.86 $2.02 $0.08 $70 $80 $70 $80 $- High Low High FY 2026 Guidance2 (As of May 1, 2026) Change at Midpoint

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Recent Trends 15 1. "Same -Property" reflects all hotels owned as of September 14, 2026 , and includes renovation disruption for multiple capital projects during the periods presented . 2. Source : CoStar Group as of July 2026 . R en a issa n ce A tla n ta W a verly H o tel & C o n ven tio n C en ter – A tla n ta , G A • July Same -Property 1 RevPAR up 11.7% vs. July 2025 • August Same -Property 1 RevPAR up 8.6% vs. August 2025 • Group room revenue pace up approximately 11% for September to December 2026 period, as of July 31, 2026 , versus pace for the Sept ember to December 2025 period as of July 31, 2025 • Higher -end demand growth continues to outperform while higher -end annual supply growth expected to decline ; U.S. luxury and upper upscale supply annual growth estimated to be approximately 1% from 2026 to 2028 2

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content 16 Grand Hyatt Scottsdale Resort – Scottsdale, AZ Capital Projects Driving Growth

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Acquired / Purchase Price: 2017 / $220M Brand / Manager: Grand Hyatt/ Hyatt Chain Scale: Luxury Rooms: 496 Project Status Complete Favorable Momentum » The Arizona ballroom expansion is driving group, 2026 expected to be strongest group year in the resort’s history, with record banquet and catering revenues » Significant growth in the pool complex revenues, due to Richard Blais menu partnership and enhanced cabana experiences are resulting in record revenues » Expect to earn in the low $30 M range of Hotel EBITDA in 2026 Grand Hyatt Scottsdale Resort 17 Transformative Renovation and Upbranding to Grand Hyatt Pandemic Impact & Recovery Renovation Approximate Expected Performance $300 RevPAR Up From $196 in 2019 $42M Hotel EBITDA Up From $23M in 2019 High -teen% Project IRR Expected $195.80 $80.51 $139.05 $215.00 $148.96 $97.05 197.96 $300.00 2019A 2020A 2021A 2022A 2023A 2024A 2025A PF Transformative renovation and upbranding to Grand Hyatt maximizes value of a strategic asset and increases the hotel’s ability to compete with a top- tier comparable set to capture premium group and leisure transient business . Investment Thesis

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content Park Hyatt Aviara Resort, Golf Club & Spa – Carlsbad, CA 18 Experienced Management

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content 19 MARCEL VERBAAS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER ✓ Established Xenia platform in 2007 and began process of portfolio repositioning in 2009 ✓ Significantly upgraded and repositioned portfolio after the financial crisis by completing $2.0 billion in acquisitions and $1.4 billion in dispositions between 2010 and the Company’s listing in 2015 ✓ Previously CIO of CNL Hotels & Resorts until the successful sale of the company in 2007 ✓ Prior experience includes positions at Stormont Trice Development Corporation, GE Capital Corporation and Ocwen Financial Corporation BARRY BLOOM, PRESIDENT AND CHIEF OPERATING OFFICER ✓ Joined Xenia as COO in July 2013 ✓ Previously Co -Founder of Abacus Lodging Investors and EVP of CNL Hotels & Resorts ✓ Prior experience includes positions at Hyatt Hotels Corporation, Tishman Hotel & Realty, VMS Realty Partners, and Pannell Kerr Forster (now CBRE Hotels) ATISH SHAH, CHIEF FINANCIAL OFFICER ✓ Joined Xenia as CFO in April 2016 ✓ Previously Senior Vice President, Strategy, Financial Planning and Analysis, and Investor Relations at Hyatt Hotels Corporation, where he also served as interim CFO from April 2015 to March 2016 ✓ Prior to joining Hyatt, held positions at Lowe Enterprises and Hilton Hotels Corporation Senior Executive Team has an average of 32 years of hotel experience and an average tenure of 13 years with Xenia • Senior Executives have decades of experience in the hotel industry and have managed through a number of previous industry dow nturns • Senior Executives have been involved in every aspect of hotel ownership and investment, including public and private company mergers, acquisitions and sales, small and large portfolio transactions, individual asset transactions, as well as numerous forms of e quity and debt capitalizations Executive Team with Extensive Track Record

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of operating performance : EBITDA, EBITDAre, Adjusted EBITDAre, Same - Property Hotel EBITDA, Same -Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP . EBITDA, EBITDAre and Adjusted EBITDAre EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization . The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders . In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs . We then calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains/losses on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of the depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates . We further adjust EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than our Operating Partnership Units because our Operating Partnership Units may be redeemed for common stock . We believe it is meaningful for the investor to understand Adjusted EBITDAre attributable to all common stock and Operating Partnership unit holders . We also adjust EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight -line rent expense, the cumulative effect of changes in accounting principles, and other costs we believe do not represent recurring operations and are not indicative of the performance of our underlying hotel property entities . We believe Adjusted EBITDAre attributable to common stock and unit holders provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures . Same -Property Hotel EBITDA and Same -Property Hotel EBITDA Margin Same -Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period . We then adjust the Same -Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides the investor a basis for understanding the acquisition(s) historical operating trends and seasonality . The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotels during the acquisition due diligence process and have not been audited or reviewed by our independent auditors . We further adjust the Same -Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to significant renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of our hotel portfolio on a prospective basis . Same -Property Hotel EBITDA represents net income excluding : (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate -level costs and expenses, (5) terminated transaction costs, and (6) certain state and local excise taxes resulting from our ownership structure . We believe that Same -Property Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization), income taxes, and our corporate -level expenses (corporate expenses and terminated transaction costs) . We believe property -level results provide investors with supplemental information on the ongoing operational performance of our hotels and the effectiveness of our third-party management companies that operate our business on a property -level basis . Same -Property Hotel EBITDA Margin is calculated by dividing Same -Property Hotel EBITDA by Same -Property Total Revenues . As a result of these adjustments the Same -Property hotel data we present does not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance . Our consolidated statements of operations and comprehensive (loss) income include such amounts, all of which should be considered by investors when evaluating our performance . We include Same -Property hotel data as supplemental information for investors . Management believes that providing Same -Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period -to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners . In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same -Property hotels or from other factors, such as the effect of acquisitions or dispositions . Reconciliation of EBITDA, Adjusted EBITDAre, Adjusted FFO, and Same -Property Hotel EBITDA can be found in the earnings release dated July 30, 2026 and other filings available on our website . 20 Non-GAAP Financial Measures

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content FFO and Adjusted FFO The Company calculates FFO in accordance with standards established by Nareit, as amended in the 2018 Restatement White Paper, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and consolidated variable interest entities, and items classified by GAAP as extraordinary . Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves . The Company believes that the presentation of FFO provides useful supplemental information to investors regarding operating performance by excluding the effect of real estate depreciation and amortization, gains or losses from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance . The Company believes that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders . The calculation of FFO may not be comparable to measures calculated by other companies who do not use the Nareit definition of FFO or do not calculate FFO per diluted share in accordance with Nareit guidance . Additionally, FFO may not be helpful when comparing Xenia to non-REITs . The Company presents FFO attributable to common stock and unit holders, which includes its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock . The Company believes it is meaningful for investors to understand FFO attributable to common stock and unit holders . The Company further adjusts FFO for certain additional items that are not in Nareit’s definition of FFO such as terminated transaction and pre-opening expenses, amortization of debt origination costs and share-based compensation, non-cash ground rent and straight -line rent expense, and other items we believe do not represent recurring operations . The Company believes that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance . Adjusted FFO per diluted share The diluted weighted -average common share count used for the calculation of Adjusted FFO per diluted share differs from diluted weighted -average common share count used to derive net income or loss per share available to common stockholders . The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO by the diluted weighted -average number of shares of common stock outstanding plus the weighted -average vested Operating Partnership Units. Any anti-dilutive securities are excluded from the diluted earnings per share calculation . 21 Non-GAAP Financial Measures

244 125 75 104 112 121 199 197 195 147 176 199 130 136 143 217 211 180 XHR FONTS Gotham – Title and Page No. Gotham Narrow Book – Slide content